UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 20, 2017
SEMGROUP CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-34736	20-3533152
(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place
6120 S. Yale Avenue, Suite 1500
Tulsa, OK 74136-4231
(Address of Principal Executive Offices) (Zip Code)
(918) 524-8100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 20, 2017, the Board of Directors (the “Board”) of SemGroup Corporation (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, elected William J. McAdam to serve as a director of the Board, to fill a vacant position created by the retirement of John F. Chlebowski on December 31, 2016, for a term expiring at the next Annual Meeting of Stockholders and until his successor is duly elected or chosen and qualifies, unless he sooner dies, resigns or is removed. Upon further recommendation of the Nominating and Corporate Governance Committee, Mr. McAdam has been appointed to the Nominating and Corporate Governance Committee of the Board.
Mr. McAdam, as a non-employee director of the Company, will receive the same compensation provided to all non-employee members of the Board. The compensation of non-employee directors of the Company is described in the Compensation Plan adopted by the Board, a copy of which is filed as Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission on August 5, 2016 (the “Board Compensation Plan”). Accordingly, he will participate in the Board Compensation Plan, as may be amended from time to time. In connection with his appointment, he received an initial award of 669 shares of restricted stock of the Company under the Company’s Equity Incentive Plan, as amended and restated.

Item 7.01. Regulation FD Disclosure.

On March 20, 2017, the Company issued a press release announcing the election of Mr. McAdam as a director of the Company. A copy of the press release is being furnished and is attached as Exhibit 99 hereto and is incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the press release shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and such exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

The following exhibit is furnished herewith.

Exhibit No.	Description
99	Press release of the Company dated March 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION
Date: March 23, 2017
By: /s/ William H. Gault
William H. Gault
Secretary

EXHIBIT INDEX

The following exhibit is furnished herewith.

Exhibit No.	Description
99	Press release of the Company dated March 20, 2017.